AMENDMENT TO EMPLOYMENT AGREEMENT

      WHEREAS, InfoSearch Media, Inc., a Delaware corporation, with its principal place of business located at 4086 Del Rey Avenue, Marina Del Rey, California 90292 its affiliates, subsidiaries, successors and assigns (the "Company"), and Steve Lazuka, an individual residing at 9319 Hermitage Road, Chardon, Ohio 44024 (the "Executive") are parties to an Employment Agreement (the "Agreement") dated December 29, 2004 and effective as of December 31, 2004 which is incorporated herein by reference, and a copy of which is attached hereto as Exhibit A, pursuant to which the Executive was employed by the Company to hold the position of President and Chairman and pursuant to such served in the capacity as President and Chief Executive Officer from the Effective Date through the date hereof;

      WHEREAS, it is the desire of the Company and the Executive that the Executive assume the duties and responsibilities of Chief Strategy Officer and to relinquish his duties as President and Chief Executive Officer; and

      WHEREAS, the Company and the Executive have agreed to memorialize such assumption and relinquishment in this written amendment to the Agreement (the "Amendment").

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree to amend the Agreement as follows:

      1. Definitions. Unless otherwise defined herein, all capitalized terms and phrases used in this Amendment shall have their meanings as defined in the Agreement.

      2. Effective Date. The parties intend that this Amendment shall apply retroactively to December 31, 2004 (the "Effective Date"), such that the above language shall be deemed to have been included in the Agreement as of that date.

      3. Amended Sections of Agreement.

            (a) Section 1 of the Agreement is hereby replaced in its entirety as follows:

                  "Employment  Period.  As of the  Effective  Date,  the Company
            shall employ the Executive, and the Executive agrees to be employed by Company in the positions of Chief Strategy Officer and Director in accordance with the terms and subject to the conditions of this Agreement, commencing on the Effective Date and terminating on December 31, 2006 (the "Scheduled Termination Date"), unless terminated in accordance with the provisions of paragraph 12 below, in which case the provisions of paragraph 12 shall control (the "Term"). Upon expiration of the Term and thereafter, the Term shall automatically renew itself and continue in full force and effect from year to year unless written notice of election not to renew, or written notice of election to modify any provision of this Agreement, is given by one party, and received by the other not later than sixty (60) days prior to the expiration of this Agreement or any extension hereto.

      The Executive affirms that, except as otherwise set forth herein, no obligation exists between the Executive and any other entity which would prevent or impede the Executive's immediate and full performance of every obligation of this Agreement."

            (b) Section 2 of the Agreement is hereby replaced in its entirety as follows:

                  "Position  and  Duties.  During  the  Term of the  Executive's
            employment hereunder, the Executive shall continue to serve in, and assume duties and responsibilities consistent with, the position of Chief Strategy Officer, unless and until otherwise instructed by the Company, and shall also serve as a member of the Company's Board of Directors. The Executive agrees to devote his working time, as set forth in Paragraph 5 hereof, utilizing his skill, energy and best business efforts on behalf of the Company. Notwithstanding anything to the contrary contained herein, upon written notice to the Board of Directors the Executive may hold officer and non-executive director positions (or the equivalent position) in or at other entities not inconsistent with the best interests of the Company so long as the Board of Directors has not provided Executive written notice that it has determined that such activities will interfere with his ability to perform his duties and responsibilities hereunder"

            (c) Section 5 of the Agreement is hereby replaced in its entirety as follows:

                  "Location.  The locus of the  Executive's  employment with the
            Company shall be the Executive's home office located in the vicinity of Cleveland, Ohio. The Executive shall be required to spend the amount of time at the Company's office located in Marinia Del Rey, California as is reasonably necessary to effectively fulfill his duties as Chief Strategy Officer."

      4. Other Sections of Agreement Reaffirmed. All of the other sections of the Agreement remain unchanged and are hereby ratified and reaffirmed as of the date hereof and shall remain in full force and effect.

      5. Additional Sections. The following sections are hereby added to the Agreement in their entirety as follows:

            (a) Subsequent Financing Transaction. The Company agrees to use its best efforts to include a minimum of 1,000,000 shares of the common stock, par value $0.001 per share, of the Company (the "Common Stock") held by the Executive in any subsequent financing transaction undertaken by the Company.

            (b) Registration Rights. If the Company shall determine to register any of its securities, for its own account or for the account of others, other than a registration relating solely to employee benefit plans or securities issued or issuable to employees or consultants on Form S-8, the Company shall include all of the shares of Common Stock held by the Executive (the
"Executive's Equity Interests") in such registration statement, subject to customary underwriter cutback in the event of an underwritten offering. In the event that the Company does not determine to register any of its securities or the Executive's Equity Interests are not included in an effective registration statement filed by the Company within twelve (12) months of the date hereof, the Executive shall have the right to make a written demand of the Company requiring that the Company file a registration statement on Form S-1, or such other equivalent form, registering for resale all of the Executive's Equity Interests within sixty (60) days of the date of such written demand by the Executive.


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

            (c) Lock Up Agreement. In consideration of the registration rights provided to the Executive herein, the Executive agrees to enter into a customary lock-up agreement for a period of twelve (12) months.

            (d) Severability. Should any term or provision of this Amendment be finally determined by a court of competent jurisdiction to be void, invalid, unenforceable or contrary to law or equity, the offending term shall be modified and limited (or if strictly necessary, deleted) only to the extent required to conform to the requirements of law and the remainder of this Amendment (or, as the case may be, the application of such provisions to other circumstances) shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

                            [SIGNATURE PAGE FOLLOWS]


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

BY HIS EXEUCTION BELOW, THE EXECUTIVE ACKNOWLEDGES AND STATES THAT HE HAS FREELY AND VOLUNTARILY ENTERED INTO THIS AMENDMENT AND THAT HE HAS READ AND UNDERSTOOD EACH AND EVERY PROVISION THEREOF.

UNDERSTOOD, AGREED, AND ACCEPTED:

EXECUTIVE                                  COMPANY

Steve Lazuka                               InfoSearch Media, Inc.


----------------------------------         By:
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Date:                                      Name:
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                                           Title:
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                                           Date:
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